UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2005


                               Atrion Corporation

             (Exact name of registrant as specified in its charter)


           Delaware                       0-10763                 63-0821819
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
        incorporation)                                      Identification No.)

        One Allentown Parkway, Allen, Texas                        75002
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including area code: (972) 390-9800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
[]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Mr. John H.P. Maley, a member of the Board of Directors of Atrion Corporation (the "Company") since 1996, passed away on January 26, 2005. Mr. Maley also served on the Company's Executive Committee and Corporate Governance Committee.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ATRION CORPORATION



                                                By: /s/Emile A. Battat
                                                    -------------------
                                                    Emile A. Battat
                                                    Its: Chairman, President and
                                                    Chief Executive Officer

Date: January 28, 2005

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